                                                                    EXHIBIT 10.1

                CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT


         This Contribution, Conveyance and Assumption Agreement (this "Agreement") is entered into as of September 16, 2004, by and among Penn Octane Corporation, a Delaware corporation ("POCC"), Rio Vista GP LLC, a Delaware limited liability company (the "GP"), Rio Vista Energy Partners L.P., a Delaware limited partnership (the "MLP"), Rio Vista Operating GP LLC, a Delaware limited liability company (the "Operating GP"), and Rio Vista Operating Partnership L.P., a Delaware limited partnership (the "Operating Partnership").


                                    RECITALS

         WHEREAS, prior to the date hereof, POCC formed the GP, as a wholly-owned direct subsidiary, and purchased for $1,000.00 all of the limited liability company interests in the GP;

         WHEREAS, the GP and POCC formed the MLP, with the GP purchasing a 2% general partner interest for $20 and POCC purchasing common units representing a 98% limited partner interest for $980.00;

         WHEREAS, the MLP formed the Operating GP and purchased all of the limited liability company interests in the Operating GP for $1,000.00;

         WHEREAS, POCC and the Operating GP formed the Operating Partnership, with the Operating GP purchasing a 0.10% general partner interest for $1.00 and POCC purchasing a 99.9% limited partner interest for $999.00;


         WHEREAS, each of the following transactions shall occur as of 4:58 P.M. Eastern Time on September 30, 2004 (the "Contribution Effective Time"):



         1. POCC will contribute all of its ownership interest in the outstanding capital stock of its subsidiaries (the "Subsidiary Interests") set forth on Exhibit A (the "Subsidiaries") hereto to the Operating Partnership as a capital contribution;


         2. POCC will contribute to the Operating Partnership the assets set forth in the Conveyance Agreement described in Section 1.2 below (the "LPG Assets") as an additional capital contribution; and

         3. The GP will convey $1,000 to the MLP in exchange for the issuance of incentive distribution rights to the GP;


         WHEREAS, each of the following transactions shall occur as of 4:59 P.M. Eastern Time on September 30, 2004 (the "Closing Day Effective Time"):


         1. POCC will contribute all of its limited partner interest in the Operating Partnership to the MLP as an additional capital contribution.

         NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the parties to this Agreement undertake and agree as follows:

                                   ARTICLE I

         CONVERSIONS, CONTRIBUTIONS AND DISTRIBUTIONS OF VARIOUS ASSETS


         SECTION 1.1 CONTRIBUTION OF THE SUBSIDIARY INTERESTS BY POCC TO THE OPERATING PARTNERSHIP. At the Contribution Effective Time, POCC hereby grants, contributes, transfers, assigns and conveys to the Operating Partnership, its successors and assigns, all right, title and interest in and to the Subsidiary Interests as a capital contribution and the Operating Partnership hereby accepts the Subsidiary Interests.

         SECTION 1.2 CONTRIBUTION OF LPG ASSETS BY POCC TO THE OPERATING PARTNERSHIP. At the Contribution Effective Time, POCC hereby grants, contributes, transfers, assigns and conveys to the Operating Partnership, its successors and assigns, all right, title and interest in and to the LPG Assets as a capital contribution, and the Operating Partnership hereby accepts the LPG Assets. In order to give full effect to the foregoing grant, contribution, transfer, assignment and conveyance, POCC, as grantor, and the Operating Partnership, as grantee, shall execute a Conveyance Agreement in the form attached hereto as Exhibit B together with such other special warranty deeds, conveyances or other documents required to transfer the LPG Assets in the jurisdictions in which they are located.



         SECTION 1.3 CONTRIBUTION OF OPERATING PARTNERSHIP INTEREST BY POCC TO THE MLP. At the Closing Day Effective Time, POCC hereby grants, contributes, transfers, assigns and conveys to the MLP, its successors and assigns, all right, title and interest of POCC in and to the 99.9% limited partner interest in the Operating Partnership as an additional capital contribution to the MLP and the MLP hereby accepts such limited partner interest as an additional capital contribution to the MLP.



         SECTION 1.4 CONVEYANCE BY THE GP TO THE MLP. At the Contribution Effective Time, the GP hereby conveys to the MLP $1,000.00 in exchange for all of the incentive distribution rights under the First Amended and Restated Agreement of Limited Partnership of the MLP.


                                   ARTICLE II

                 RECORDATION OF EVIDENCE OF OWNERSHIP OF ASSETS

         SECTION 2.1. In connection with the conveyances that are referred to in
Article I to this Agreement, the parties to this Agreement acknowledge that certain jurisdictions in which the assets of the applicable parties to such conveyances are located may require that documents be recorded by such parties resulting from such conveyances in order to evidence title to the assets owned by such parties. All such documents shall evidence such new ownership and are not intended to modify, and shall not modify, any of the terms, covenants and conditions herein set forth.

                                  ARTICLE III

                        ASSUMPTION OF CERTAIN LIABILITIES


         SECTION 3.1 ASSUMPTION OF LIABILITIES AND OBLIGATIONS BY THE OPERATING PARTNERSHIP AND THE MLP. In connection with the contributions of the LPG Assets and the Subsidiary Interests to the Operating Partnership, the Operating Partnership hereby assumes and agrees to duly and timely pay, perform and discharge all obligations and liabilities associated with the Contributed Assets, that arise from and after the Closing Day Effective Time, to the full extent that either of the Subsidiaries or POCC would have been obligated to pay, perform and discharge such obligations and liabilities in the future, were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge such obligations and liabilities shall not increase the obligation of the Operating Partnership with respect to such obligations and liabilities beyond that of POCC as to the LPG Assets, or the Subsidiaries as to the assets acquired by the Operating Partnership in such interest conveyed by any of POCC or the Subsidiaries. For purposes of this Agreement, the term "Contributed Assets" shall mean, collectively, the LPG Assets and the Subsidiary Interests.

                                   ARTICLE IV

                                  TITLE MATTERS

         .1 DISCLAIMER OF WARRANTIES; SUBROGATION.

         (a) (i) NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, THE MLP AND THE OPERATING PARTNERSHIP ACKNOWLEDGE AND AGREE THAT POCC AND THE SUBSIDIARIES HAVE NOT MADE, DO NOT MAKE, AND SPECIFICALLY NEGATE AND DISCLAIM, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT (ALL OF WHICH ARE EXPRESSLY DISCLAIMED BY POCC AND THE SUBSIDIARIES) REGARDING (1) THE TITLE, VALUE, NATURE, QUALITY OR CONDITION OF THE CONTRIBUTED ASSETS, (2) THE INCOME TO BE DERIVED FROM THE CONTRIBUTED ASSETS, (3) THE SUITABILITY OF THE CONTRIBUTED ASSETS FOR ANY AND ALL ACTIVITIES AND USES WHICH THE MLP MAY CONDUCT THEREON, (4) THE COMPLIANCE OF OR BY THE CONTRIBUTED ASSETS, OR THEIR OPERATIONS WITH ANY LAWS (INCLUDING WITHOUT LIMITATION ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (5) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE CONTRIBUTED ASSETS.

         (ii) THE MLP AND THE OPERATING PARTNERSHIP ACKNOWLEDGE AND AGREE THAT THEY HAVE HAD THE OPPORTUNITY TO INSPECT THE CONTRIBUTED ASSETS, AND THAT THEY ARE RELYING SOLELY ON THEIR OWN INVESTIGATION OF THE CONTRIBUTED ASSETS, AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY POCC AND THE SUBSIDIARIES, AND POCC AND THE SUBSIDIARIES ARE NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE CONTRIBUTED ASSETS, FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY.

         (iii) THE MLP AND THE OPERATING PARTNERSHIP ACKNOWLEDGE THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE CONTRIBUTED ASSETS, AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS", "WHERE IS" BASIS WITH ALL FAULTS AND THE CONTRIBUTED ASSETS, ARE CONTRIBUTED OR DISTRIBUTED AND CONVEYED BY POCC AND THE SUBSIDIARIES SUBJECT TO THE FOREGOING. THIS PARAGRAPH SHALL SURVIVE SUCH CONTRIBUTION OR DISTRIBUTION AND CONVEYANCE OR THE TERMINATION OF THIS AGREEMENT.

         (iv) THE PROVISIONS OF THIS SECTION 4.1 HAVE BEEN NEGOTIATED BY POCC, THE SUBSIDIARIES, THE MLP AND THE OPERATING PARTNERSHIP AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES OF POCC AND THE SUBSIDIARIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE CONTRIBUTED ASSETS, THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE.

         (b) The contributions of the Contributed Assets, made under this Agreement are made with full rights of substitution and subrogation of the Operating Partnership, and all persons claiming by, through and under the Operating Partnership, to the extent assignable, in and to all covenants and warranties by the predecessors-in-title of POCC and the Subsidiaries, and with full subrogation of all rights accruing under applicable statutes of limitation and all rights of action of warranty against all former owners of the Contributed Assets.

         (c) POCC, the Subsidiaries, the MLP, the GP, the Operating Partnership and Operating GP agree that the disclaimers contained in this Section 4.1 are "conspicuous" disclaimers. Any covenants implied by statute or law by the use of the words "grant," "convey," "bargain," "sell," "assign," "transfer," "deliver," or "set over" or any of them or any other words used in this Agreement or any exhibits hereto are hereby expressly disclaimed, waived or negated.

                                   ARTICLE V

                               FURTHER ASSURANCES

         .1 FURTHER ASSURANCES. From time to time after the date hereof, and without any further consideration, POCC, the Subsidiaries, the GP, the MLP, the Operating GP and the Operating Partnership shall execute, acknowledge and deliver all such additional deeds, assignments, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate more fully and effectively to vest in the Operating Partnership and the MLP and their successors and assigns beneficial and record title to the Contributed Assets hereby contributed and assigned to the Operating Partnership or intended so to be and to more fully and effectively carry out the purposes and intent of this Agreement.

         .2 OTHER ASSURANCES. From time to time after the date hereof, and without any further consideration, each of the parties to this Agreement shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement.

                                   ARTICLE VI

                                  MISCELLANEOUS

         .1 HEADINGS; REFERENCES; INTERPRETATION. All article and section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including without limitation, all exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to articles, sections, and exhibits shall, unless the context requires a different construction, be deemed to be references to the articles, sections and exhibits of this Agreement, respectively, and all such Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word "including" following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation," "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

         .2 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective successors and assigns.

         .3 NO THIRD PARTY RIGHTS. The provisions of this Agreement are intended to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

         .4 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

         .5 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof, except to the extent that it is mandatory that the law of some other jurisdiction, shall apply.

         .6 SEVERABILITY. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the parties as expressed in this Agreement at the time of execution of this Agreement.

         .7 AMENDMENT OR MODIFICATION. This Agreement may be amended or modified from time to time only by the written agreement of all the parties hereto.

         .8 INTEGRATION. This Agreement, together with that certain Omnibus Agreement dated of even date herewith, to be entered into by and among POCC, certain of POCC's subsidiaries, the MLP, the GP, the Operating Partnership and the Operating GP (the "Omnibus Agreement"), supersedes all previous understandings or agreements between the parties, whether oral or written, with respect to its subject matter. This document is an integrated agreement which contains the entire understanding of the parties. No understanding, representation, promise or agreement, whether oral or written, other than those contained in the Omnibus Agreement, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

                         (Signatures on following page)

         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

                            PENN OCTANE CORPORATION


                            By: /s/ RICHARD SHORE, JR.
                                ----------------------------------------
                            Name: Richard Shore, Jr.,
                                  --------------------------------------
                            Title: President
                                   -------------------------------------


                            RIO VISTA GP LLC


                            By: /s/ RICHARD SHORE, JR.
                                ----------------------------------------
                            Name: Richard Shore, Jr.,
                                  --------------------------------------
                            Title: President
                                   -------------------------------------



                            RIO VISTA ENERGY PARTNERS L.P.

                            By: RIO VISTA GP LLC,
                                its General Partner


                                By: /s/ RICHARD SHORE, JR.
                                    ------------------------------------
                                Name: Richard Shore, Jr.,
                                      ----------------------------------
                                Title: President
                                       ---------------------------------


                            RIO VISTA OPERATING GP LLC


                            By: /s/ RICHARD SHORE, JR.
                                ----------------------------------------
                            Name: Richard Shore, Jr.,
                                  --------------------------------------
                            Title: President
                                   -------------------------------------



                            RIO VISTA OPERATING PARTNERSHIP L.P.

                            By: Rio Vista Operating GP LLC, its General Partner

                                By: Rio Vista Energy Partners L.P.,
                                    its sole member

                                    By: Rio Vista GP LLC,
                                        its General Partner


                                        By: /s/ RICHARD SHORE, JR.
                                            ----------------------------
                                        Name: Richard Shore, Jr.,
                                              --------------------------
                                        Title: President
                                               -------------------------

                                    EXHIBIT A

                              LIST OF SUBSIDIARIES


         Penn-Octane de Mexico, S. de R.L. de C.V.



         Termatsal, S. de R.L. de C.V.



         Penn Octane International LLC

                                    EXHIBIT B

                              CONVEYANCE AGREEMENT

         Recording Requested by and When Recorded Return to: Fulbright & Jaworski L.L.P., 300 Convent St., Suite 2200, San Antonio, Texas, Attn:
Christian G. Herff.

                              CONVEYANCE AGREEMENT


         This Conveyance Agreement (this "Conveyance"), effective as of 4:58 P.M. Eastern Time on September 30, 2004 (the "Effective Date"), is from PENN OCTANE CORPORATION, a Delaware corporation (herein called "Grantor"), and in favor of RIO VISTA OPERATING PARTNERSHIP L.P., whose mailing address is 820 Gessner Road, Suite 1285, Houston, TX 77024 (herein called "Grantee").


                                    ARTICLE I

                                 GRANTING CLAUSE

         1.1 GRANTING CLAUSES. Grantor hereby contributes, conveys, assigns, transfers, delivers, and sets over unto Grantee, its successors and assigns, all right, title, interests and estate of Grantor in and to the following described property, to-wit:

         ALL OF THE ASSETS SET FORTH ON SCHEDULE A ATTACHED HERETO

         The property described in this Section 1.1 shall be referred to herein collectively as the "Subject Property".

         TO HAVE AND TO HOLD the Subject Property, subject to the terms and conditions hereof, unto Grantee, its successors and assigns, forever.

                                   ARTICLE II

                      ENCUMBRANCES AND WARRANTY DISCLAIMERS

         2.1 PERMITTED ENCUMBRANCES. This Conveyance is made and accepted expressly subject to (a) all liens, charges, encumbrances, contracts, agreements, instruments, obligations, defects, restrictions, security interests, options or preferential rights to purchase, adverse claims, reservations, exceptions, easements, rights-of-way, conditions, leases, other matters affecting the Subject Property or to which it is subject; and (b) to all matters that a current on the ground survey or visual inspection would reflect.


         2.2 CONTRIBUTION AGREEMENT. This Conveyance is expressly made subject to the terms and conditions of that certain Contribution, Conveyance and Assumption Agreement dated as of September 16, 2004, among Grantor, Grantee and the other parties thereto (the "Contribution Agreement"). All capitalized terms used herein shall have the meanings given to such terms in the Contribution Agreement, unless otherwise defined herein. Nothing contained in this Conveyance shall in any way affect the provisions set forth in the Contribution Agreement nor shall this Conveyance expand or contract any rights or remedies under the Contribution Agreement. This Conveyance is intended only to effect the transfer of the Subject Property to Grantee as provided for in the Contribution Agreement and shall be governed entirely in accordance with the terms and conditions of the Contribution Agreement. In the event of a conflict between the terms of this Conveyance and the terms of the Contribution Agreement, the terms of the Contribution Agreement shall prevail.


         2.3 DISCLAIMER OF WARRANTIES; SUBROGATION. Except as expressly provided herein or in the Contribution Agreement, this Conveyance is made, and is accepted by Grantee, without warranty of title, express, implied or statutory, and without recourse, but with full substitution and subrogation of Grantee, and all persons claiming by, through, and under Grantee, to the extent assignable, in and to all covenants and warranties by the predecessors in title of Grantor and with full subrogation of all rights accruing under applicable statutes of limitation or prescription and all rights of action of warranty against all former owners of the Subject Property. Except as expressly provided herein or in the Contribution Agreement, any covenants implied by statute or by the use of the words "convey", "sell", "assign", "transfer", "deliver", or "set over" or any of them or any other words used in this Conveyance, are hereby expressly disclaimed, waived and negated.

                                   ARTICLE III

                                  MISCELLANEOUS

         3.1 FURTHER ASSURANCES. Grantor and Grantee agree to take all such further actions and to execute, acknowledge and deliver all such further documents that are necessary or useful in carrying out the purposes of this Conveyance. So long as authorized by applicable law so to do, Grantor agrees to execute, acknowledge and deliver to Grantee all such other additional instruments, notices, affidavits, deeds, conveyances, assignments and other documents and to do all such other and further acts and things as may be necessary or useful to more fully and effectively grant, assign, convey, transfer and deliver to Grantee the Subject Property conveyed hereby or intended so to be conveyed.

         3.2 SUCCESSORS AND ASSIGNS; NO THIRD PARTY BENEFICIARY. This Conveyance shall be binding upon, and shall inure to the benefit of, Grantor and Grantee and their successors and assigns. The provisions of this Conveyance are not intended to and do not create rights in any other person or entity or confer upon any other person or entity any benefits, rights or remedies and no person or entity is or is intended to be a third party beneficiary of any of the provisions of this Conveyance.

         3.3 GOVERNING LAW. This Conveyance and the legal relations between the parties shall be governed by, and construed in accordance with, the laws of the State of Texas, excluding any conflict of law rule which would refer any issue to the laws of another jurisdiction, except when it is mandatory that the law of the jurisdiction wherein the Subject Property is located shall apply.

         3.4 HEADINGS; REFERENCES; DEFINED TERMS. All Section headings in this Conveyance are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof", "herein" and "hereunder" and words of similar import, when used in this Conveyance, shall refer to this Conveyance as a whole, including, without limitation, all Schedules and Exhibits attached hereto, and not to any particular provision of this Conveyance.

         3.5 COUNTERPARTS. This Conveyance may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

         3.6 SEVERABILITY. If any of the provisions of this Conveyance are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire agreement. Instead, this Conveyance shall be construed as if it did not contain the particular provision or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the parties as expressed in this Conveyance at the time of execution of this Conveyance.

         IN WITNESS WHEREOF, this Conveyance has been duly executed by the parties hereto on the dates of the acknowledgments set forth below, to be effective, however, as of the Effective Date.

                        GRANTOR:

                        PENN OCTANE CORPORATION


                        By: __________________________________________
                        Name: Richard Shore, Jr.
                        Title: President


                        GRANTEE:

                        RIO VISTA OPERATING PARTNERSHIP L.P.

                        By: Rio Vista Operating GP LLC, its General Partner

                            By: Rio Vista Energy Partners L.P.,
                                its sole member

                                By: Rio Vista GP LLC,
                                    its General Partner


                                    By: ______________________________
                                    Name: Richard Shore, Jr.
                                    Title: President

THE STATE OF TEXAS       )
                         )
COUNTY OF _________      )


         This instrument was acknowledged before me on the ____ day of ___________, 2004, by ______________, ______________ of
________________________, on behalf of and in [HIS/HER] capacity as __________
of_____________________


                                       ___________________________________
                                       NOTARY PUBLIC

My Commission Expires: _______________________

                                   SCHEDULE A